UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 15, 2006

Center Financial Corporation

(Exact name of Registrant as specified in its charter)

Commission file number: 000-50050

California	52-2380548
(State of Incorporation)	(IRS Employer Identification No)

3435 Wilshire Boulevard, Suite 700, Los Angeles, California 90010

(Address of principal executive offices)

(213) 251-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8: Item 8.01. Other Events

On December 15, 2006, Center Financial Corporation (Center Financial) issued a press release concerning the Court of Appeals of the State of California decision that reversed a judgment by the Orange County Superior Court in the Korea Export Insurance Corporation’s lawsuit against Center Financial’s wholly owned subsidiary, Center Bank. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9: Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release of Center Financial date December 15, 2006.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

Date: December 15, 2006	/s/ Patrick Hartman
NAME: Patrick Hartman
TITLE: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Press Release of Center Financial date December 15, 2006.	2